Noble Capital Markets Emerging Growth Virtual Equity Conference June 2025

2 Forward Looking Statement & Disclosures Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; the potential impacts of tariffs on the U.S. economy, the economy of other countries in which we conduct operations and our industry, as well as the potential implications and ramifications of tariffs on our business and the local and global supply chains supporting the same, and our ability to mitigate any adverse impacts of such; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; uncertainty of government policies and actions after recent U.S. elections in respect to global trade, tariffs and international trade agreements; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the U.S. Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following document, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.”

3 Investment Snapshot for NN, Inc. 1. NN is progressing through a strong repositioning and transformation with an experienced new team ➢ Have delivered seven quarters of results – footprint, right-sizing, business prospecting and securing new business ➢ More to come; 2025 has a full year of actions underway ➢ New wins are starting to come online, adding to base business 2. Core markets are mainly in N. America – market experiencing a lull, and will rebound ➢ Right-sizing cost structures and footprint, and preparing for upcoming rebounds ➢ Electrical infrastructure products, medical products are also slow due to uncertainty but will rebound 3. Tremendous amount of innovation underway in the global auto market; 48% of NN’s revenue and profits ➢ Global dynamics play into NN’s strength as a custom part maker: ➢ Steering, braking, autonomous driving, vehicle control, sensors, enhanced safety, enhanced fuel efficiency, hybrid designs, electric designs ➢ NN’s large existing prospecting pipeline is approaching 2x the company’s size, gives a wide aperture on New Wins

NN At A Glance

- **Best-In-Class** **DEVELOPER AND MANUFACTURER** **of high-precision (sub-micron), complex metal products for ~45 years, public for ~30 years**
- **Strategic Partner** **to diversified and global customer base with long-standing business relationships and long-running business streams**
- **Global Manufacturing Platform:** **24 facilities in 6 countries and a 49% ownership in China Joint Venture machining plant with more than $120 million in sales annually**
- **Multiple business areas, no concentration, all based upon complex metal parts & assemblies:**
  - Powertrain and safety-critical vehicle components (auto certifications)
  - Electrical and electronic components
  - Industrial components
  - Defense components (ITAR certified)
  - Medical components (ISO-13485, FDA certified)
- **Strong gross profit, adjusted EBITDA, & free cash flow advancement programs** **underway and showing results**
  - Have grown adjusted EBITDA and de-leveraged the company, and on track for 2025 deleveraging targets
- **Have achieved ~$160 million in new business wins** **in the first 2 years**
  - May 2025 YTD = $25.6 million
- **Have achieved strong cost-out** **through employee right-sizing, plant consolidations, and global continuous improvement program**

Net Sales*	Adjusted EBITDA*
$449 Million	*$48 Million*

Adjusted EBITDA %*	Customers
10.6%	*>1,100*

Global Employees

~3,000 + Additional ~700 in China JV

FY 2024 Net Sales Breakdown

52% Non-Auto; sales mix continuing to re-orient



Other
10%
Electrical
17%
Auto
48%
Industrial
25%

BEYOND RELIABLE

Trailing Twelve Months as of 3/31/25

4

Globally Competitive Operational Footprint

Close-to-customer engineering centers coupled with both localized production for local markets and global low-cost footprint

- Proximity to customers in all major markets to meet local needs
- Low-cost country footprint aligned with strategy and facility optimization initiative
  - Localized production for domestic markets is a competitive advantage and helps insulate NN from tariff risks
- Centers of excellence in engineering and manufacturing spanning four continents supporting regional requirements
- China Joint Venture ("JV" or "China JV")* includes ~700 employees in one facility and generates *$120M+ in profitable revenue



North America	South America	Europe	Asia
~65% REVENUE [1]	~10% REVENUE [1]	~10% REVENUE [1]	~15% REVENUE [1]
~40% EMPLOYEES	~25% EMPLOYEES	~10% EMPLOYEES	~25% EMPLOYEES
15 FACILITIES	4 FACILITIES	2 FACILITIES	3 FACILITIES
1,000+ MACHINE CENTERS	500+ MACHINE CENTERS	300+ MACHINE CENTERS	300+ MACHINE CENTERS

NN, Inc. logos represent employee concentration

[1] Trailing Twelve Months as of 3/31/25 excludes Lubbock

(*) NN has 49% ownership in China JV; net income reported in "other income" in consolidated financials

BEYOND RELIABLE

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6 Power Solutions: Stamped & Assembled Metal Products Provides: Customers with precision stamped parts, electroplated parts, assembly capabilities to help co- design and produce safe, durable, and high-quality mission-critical components across a flexible volume/mix platform End Markets: Electric Grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), and Electric Shielding (new) Key Product Applications: Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments Connector Shields Smart Meter Contact Assembly or “Blade” Medical Surgical Instruments Power Solutions – Stamped & Assembled Products Specializing in hard-to-make Stampings & Platings Design and build our own dies in- house In-house rapid prototyping to speed up the innovation process Good footprint between the US, Mexico and China Many well-positioned customers, strong new wins

7 Mobile Solutions: Machined Metal Products Provides: Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in-house precision engineering capabilities End Markets: Vehicles, (ICE/BEV/HEV), Industrial, and Medical (new) Key Product Applications: Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing) Precision Worm Shafts (electric power steering) Inlet Fittings Electric Motor Shafts Mobile Solutions – Machined Products Specialize in tough, quiet parts with micron tolerances Every part is customer-designed Key to success is the best manufacturing process We operate as part of larger systems We guarantee mating and compatibility for customers Focused on next-gen processes & products Good footprint in US, Brazil, France, Poland, and China Many well-positioned global customers with global agendas

8 New Business Program Update: Progress in Numbers Pipeline Opportunities • Programs: 711 • Pipeline Value: $746M • Non-auto programs: 190 w/ $355M program value • Non-traditional* auto: 177 programs, $200M in value • Pipeline opportunities >$1M in peak value on average New Business Wins • Translating opportunities to wins at higher rates and margins • Launched ‘PIGS’ initiative focused on programs with immediate launch • YTD: 57 wins; $23M in peak value; on pace for FY 2025 targets Where NN is Headed • Pursuing more complicated, complex, hard to make products – separating NN from the crowd • Investing in enhanced capabilities: participating in product innovation where NN’s expertise commands top value ~50% of pipeline and pipeline value is either non-auto/non- traditional auto (*) “non-traditional auto” is electrical componentry # of non-auto new wins continues to grow: 128 programs won worth $43M Adding to base business, & strengthening structural earnings power

Sales Growth & Pivot Program is Performing Well; On Track

→ Prospecting targets are by market, balanced to our asset profile, balanced between auto & non-auto, with targets by salesperson
→ Adding people, NPI capabilities, assets, expanding at existing accounts, and gaining approved supplier status at new accounts

		Goal	Status
	New Wins Program	• $325 million over 5 years • $65 million new wins/yr • $10 - $14 million growth cash capex/yr	• $740+ million overall pipeline • $160 million of new wins from January 2023 to May YTD 2025 • 120 programs launching in 2025 worth $55 million in peak annual sales
	--- Specific Targets ---		
Non-Auto	Medical	$50 million business over 5 years	• $40+ million pipeline, getting reapproved, modifying assets • $6 million of new wins, gaining momentum, new accounts
Auto	Electric Power / Auto	$100 million business over 5 years	• $225+ million pipeline, busbar-centric • $65 million of new wins, significant open capacity
Non-Auto	Electric Power / Grid	$50 million new wins over 5 years	• $80+ million pipeline, distribution-centric • $7 million of new wins, new account focus
Non-Auto	Industrial & Commercial	$50 million new wins over 5 years	• $70+ million pipeline, added new employees • $29 million of new wins, significant open capacity
Auto	High-Value Machined Products	$75 million new wins over 5 years	• $300+ million pipeline, steering-centric • $53 million of new wins, significant open capacity

BEYOND RELIABLE.
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10 Sales and New Business Program: EU and China Supporting Growth ▪ NN Europe is successfully executing financial and operational turnaround – reaching goals for: ▪ Higher adjusted EBITDA, and positive FCF ▪ Strategically leveraging NN Europe’s locally installed assets, footprint, team, and know-how ▪ Turnaround has helped drive $6.7M of new business wins in Q1 2025 ▪ Key wins in Electric Motors, Medical Equipment, & Fuel Systems ▪ NN is bidding on multiple large programs being re- sourced from EU to China by EU Tier 1s NN’s EU Turnaround: Winning New Business & Returning to Profitability NN is successfully pursuing big opportunities in Europe – made in China, ship to Europe – as Europe lowers its costs ▪ Leveraging NN’s China-based assets, footprint, team, know-how ▪ NN’s China machining operations are best-in-class across global portfolio ▪ NN China*: $75M sales, >20% EBITDA margins ▪ NN’s China JV1: ~$125M sales, > 25% EBITDA margins ▪ NN China is already an approved supplier to all top buyers in Europe ▪ NN’s China operations have won >$50M in new business, and are on track to double in size NN’s China Operations: Winning for Local & Export Markets; Synergies with NN Europe (*) NN China, wholly owned subsidiary; 1 company-owned machining and 1 company-owned stamping plant (1) NN’s China joint venture’s contribution accounted for via equity method in financials – not reflected in reported net sales

11 2025 Outlook & Guidance Net Sales of $430 to $460 million ▪ Sales outlook roughly flat to prior year on a pro forma basis ▪ Growth in China auto and launch of new win programs is offset by economic uncertainties & softness in the N. American market, unfavorable FX ▪ May secure additional $5M - $8M uplift from continued increase in gold and silver markets Adjusted EBITDA of $53 to $63 million ▪ At midpoint, up ~15% vs. FY 2024 on a pro forma1 basis ▪ Rationalization of SG&A team and operational footprint is still underway with further improvements to be attained New Business Wins of $60 to $70 million ▪ Foundational wins on the horizon for Stampings, Power, and Medical ▪ Q1 2025 results have NN on pace to achieve full-year guidance Free Cash Flow of $14 to $16 million ▪ Reflects and improved margins and working capital actions ▪ Includes CARES Act proceeds in full-year forecast Net Debt & Leverage Decrease ▪ Expect steady, continued improvement in Net Debt (1) Pro forma for sale of Lubbock plant in 2024 and rationalized business

Appendix 12

NN's 5-Year Plan for Profitable Growth

2028 Goals	Pathway to Achievement	Near-Term Progress
Grow Organic Sales to $600M; $650M w/ M&A	▪ $40M of net annual growth driven by $65M of annual new awards and $25M of EOPs / walkaways plus M&A growth when the time is right ▪ Assumes steady base business performance ▪ Targets in each area – leveraging installed assets and modest capex plan ▪ Strategic acquisitions to accelerate strategy when opportunity is right	Launching 120 programs in 2025 with $55M peak annual sales value
Lower Costs 3% per Year, Top Quality	▪ Rationalize marginal business, condense plant footprint, create "One Team" in SG&A ▪ Strong continuous improvement programs at all plants ▪ Kaizan and 6 Sigma culture at all plants	In 2025, ~$15M cost-out plan staff reduction, plant rationalization, continuous improvement program
Generate Cash Flow, Improve Balance Sheet	▪ Generate free cash flow, invest ~$10 - $14M growth capex per year (excl. China operations). China funds itself, and repatriates cash to US ▪ Leverage NN's installed base of ~$400M of machinery, equipment, land, & buildings ▪ Goal is for all plants to be free cash flow self-sustaining or rationalize	New ABL and Term Loan in place; Implementing new China program; Careful with cash capex and working capital
Updated Grow Adjusted EBITDA Margins to 13-14%	▪ Rationalize business & operations at 7 underperforming plants and Mobile NA overall ▪ "One Team" shared SG&A approach while increasing business development teams ▪ Launch and onboard accretive new business	Adjusted EBITDA margins >10%; Cost actions and sales forecast to continue margin growth in 2025

BEYOND RELIABLE
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2. Isolate and fix chronic underperforming areas – sales declines, absence of profit, negative cashflow 14 60% 70% 60% 70% 90% Grow Sales & the Company Deleverage & Refinance Debt Expand Margins Fix Unprofitable Areas New Leadership Q1 2024 Q1 2025 Long-term Goal 9.3% 10.0% 13-14% Business Transformation & Pivot are On Track in 2025 1. Enhance leadership to mirror and lead the new forward agenda 3. Margin expansion continues 4. Improvement of the balance sheet firmly underway 5. New business program has secured ~$150 million of new business in first 9 quarters. Launching 120 new programs during 2025 and adding ~$55 million to base sales rate. Q1 2024 Q1 2025 FY 2025 Goal ($0.9)M ($0.6)M $5.1M From 0 to 70% in Seven Quarters Refreshed ABL Refreshed Term Loan China operation funds its own expansion Underway "Group of 7" Adjusted EBITDA Consolidated Adjusted EBITDA Margin %

15 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

16 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

Thank You 17 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts